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                                                                   Exhibit 10.68
                                  CONFIRMATION

                                                                    May 20, 2002

Nelnet Student Loan Trust 2002-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Attention: Corporate Trust Administration

         Subject: Student Loan Rate Cap Transaction
         Swap Ref No:____________________

The purpose of this confirmation is to set forth the terms and conditions of the above referenced rate cap Transaction entered into on the Trade Date specified below (the "Swap Transaction") between JPMorgan Chase Bank ("JPMorgan") and Nelnet Student Loan Trust 2002-1 (the "Trust"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of May 20, 2002 (the "Master Agreement") between JPMorgan and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

         2. The terms of the particular Transaction TO which this Confirmation relates are as follows:

TRADE I

Trade Date:                                May 20, 2002.

Effective Date:                            May 20, 2002.

Floating Rate Payer:                       JPMorgan.

Floating Rate Payer Payment Dates:         Early Payment applies-three (3)
                                           Business Days prior to the applicable
                                           Period End Date or the Termination
                                           Date, as the case may be.

Fixed Rate Payer:                          The Trust.

Fixed Rate Payer Payment Dates:            The 25th day of each February, May,
                                           August, and November, beginning
                                           August 26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance

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                                           with the Following Business Day
                                           Convention.

A-1 CAP:

         A-1 Cap Notional Amount:          (i) For the first Calculation Period,
                                           $207,500,000, and (ii) for each
                                           subsequent Calculation Period, the
                                           actual principal amount of the Class
                                           A-l Notes outstanding as of the last
                                           day of such Calculation Period
                                           divided by 2.

         Floating Rate Payments:

              A-1 Cap Rate:                Adjusted Student Loan Rate.

              Floating Rate:              Floating Rate Option plus Spread.

              Floating Rate Option:        USD-LIBOR-BBA, provided however, that
                                           (i) the term "London Banking Days"
                                           shall mean a Banking Day in New York
                                           and London and (ii) if USD-LIBOR
                                           Reference Banks is used as a fallback
                                           and quotations are not available, the
                                           rate will be the rate in effect for
                                           the previous Calculation Period.

              Spread:                      0.04% (4 bps).

              Floating Rate Designated     Three (3) months for every
              Maturity:                    Calculation Period.

              Floating Rate Reset Dates:   The first day of each Calculation
                                           Period.

              Floating Rate Day Count      Actual/360
              Fraction:

              Floating Rate Period End     The 25th day of each February, May,
              Dates:                       August, and November beginning August
                                           26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                  0.02% (2 bp).

              Fixed Rate Day Count
              Fraction:                    Actual/360

         A-1 Cap Termination Date:         The earliest of (i) May 25, 2011,
                                           (ii) the Distribution Date following
                                           the end of the Collection Period
                                           during which the Pool Balance is
                                           reduced to zero; and (iii) the
                                           Distribution Date on which the
                                           principal balance of all of the Class
                                           A-l Notes is reduced to zero

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A-2 CAP:

         A-2 Cap Notional Amount:          (i) For the first Calculation Period,
                                           $292,500,000, and (ii) for each
                                           subsequent Calculation Period, the
                                           actual principal amount of the Class
                                           A-2 Notes outstanding as of the last
                                           day of such Calculation Period
                                           divided by 2.

         Floating Rate Payments:

              A-2 Cap Rate:                Adjusted Student Loan Rate.

              Floating Rate:               Floating Rate Option plus the Spread.

              Floating Rate Option:        USD-LIBOR-BBA, provided however, that
                                           (i) the term "London Banking Days"
                                           shall mean a Banking Day in New York
                                           and London and (ii) if USD-LIBOR
                                           Reference Banks is used as a fallback
                                           and quotations are not available, the
                                           rate will be the rate in effect for
                                           the previous Calculation Period.

              Spread:                      0.17% (17 bps).

              Floating Rate Designated     Three (3) months for every
              Maturity:                    Calculation Period.

              Floating Rate Reset          The first day of each Calculation
              Dates:                       Period.

              Floating Rate Day Count      Actual/360
              Fraction:

              Floating Rate Period End     The 25th day of each February, May,
              Dates:                       August, and November beginning
                                           August 26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                  0.02% (2 bp).

              Fixed Rate Day Count         Actual/360
              Fraction:

         A-2 Cap Termination Date:         The earliest of (i) May 25, 2027,
                                           (ii) the Distribution Date following
                                           the end of the Collection Period
                                           during which the Pool Balance is
                                           reduced to zero; and (iii) the
                                           Distribution Date on which the
                                           principal balance of all of the Class
                                           A-2 Notes is reduced to zero.

B CAP:

         B Cap Notional Amount:            (i) For the first Calculation Period,
                                           $18,135,000, and (ii) for each
                                           subsequent Calculation Period, the
                                           actual

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                                           principal amount of the Class B Notes
                                           outstanding as of the last day of
                                           such Calculation Period divided by 2.

         Floating Rate Payments:

              B Cap Rate:                  Adjusted Student Loan Rate.

              Floating Rate:               Floating Rate Option plus the Spread.

              Floating Rate Option:        USD-LIBOR-BBA, provided however, that
                                           (I) the term "London Banking Days"
                                           shall mean a Banking Day in New York
                                           and London and (ii) if USD-LIBOR
                                           Reference Banks is used as a fallback
                                           and quotations are not available, the
                                           rate will be the rate in effect for
                                           the previous Calculation Period.

              Spread:                      0.55% (55 bps).

              Floating Rate Designated     Three (3) months for every
              Maturity:                    Calculation Period.

              Floating Rate Reset Dates:   The first day of each Calculation
                                           Period.

              Floating Rate Day Count      Actual/360
              Fraction:

              Floating Rate Period End     The 25th day of each February, May,
              Dates:                       August, and November beginning August
                                           26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                  0.02% (2 bp).

              Fixed Rate Day Count         Actual/360
              Fraction:

         B Cap Termination Date:           The earliest of (i) August 25, 2032,
                                           (ii) the Distribution Date following
                                           the end of the Collection Period
                                           during which the Pool Balance is
                                           reduced to zero; and (iii) the
                                           Distribution Date on which the
                                           principal balance of all of the Class
                                           B Notes is reduced to zero.

SETTLEMENT:                                On each Floating Rate Payer Payment
                                           Date, the Floating Rate Payer will
                                           pay to the Fixed Rate Payer the
                                           greater of (i) zero and (ii) the sum
                                           of the amounts (to the extent such
                                           amount is positive) determined with
                                           respect to the A-l Cap, the A-2 Cap
                                           and the B Cap pursuant to the
                                           following formula:

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                                               (Floating Rate minus the Cap
                                               Rate) X Notional Amount X
                                               Floating Rate Day Count Fraction;

                                           provided that in no event, shall the
                                           Floating Rate Payer be liable for an
                                           amount in the aggregate in excess of
                                           (a) one half of the B Cap Notional
                                           Amount as of each Floating Rate Payer
                                           Payment Date less (b) all payments
                                           the Floating Rate Payer has made
                                           under this Trade 1 prior to such
                                           Floating Rate Payer Payment Date net
                                           of any payments (other than payments
                                           of interest) made by the Floating
                                           Amount Payer to the Floating Rate
                                           Payer under Trade II.

                                           On each Fixed Rate Payer Payment
                                           Date, the Fixed Rate Payer will pay
                                           to the Floating Rate Payer the sum of
                                           the amounts determined with respect
                                           to the A-l Cap, the A-2 Cap and the B
                                           Cap pursuant to the following
                                           formula:

                                               Fixed Rate X Notional Amount X
                                               Fixed Rate Day Count Fraction.

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TRADED II

Trade Date:                                May 20, 2002.

Effective Date:                            May 20, 2002.

Floating Amount Payer:                     The Trust

Termination Date:                          The earliest of (i) August 25, 2032,
Date                                       (ii) the Distribution following the
                                           end of the Collection Period during
                                           which the Pool Balance is reduced to
                                           zero; and (iii) the Distribution Date
                                           on which the principal balance of all
                                           the Class A-1 Notes, Class A-2 Notes
                                           and the Class B Notes are reduced to
                                           zero.

Floating Amount:                           An aggregate amount equal to any
                                           Floating Rate Payments made by the
                                           Floating Rate Payer to the Fixed Rate
                                           Payer under Trade I with respect to
                                           the corresponding Calculation Period.

Floating Rate Period End Dates:            The 25th day of each February, May,
                                           August, and November beginning August
                                           26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

Settlement:                                The Floating Amount Payer shall pay
                                           the Floating Rate Payer under Trade I
                                           the Floating Amount on each Floating
                                           Rate Payer Payment Date.

                                           Notwithstanding the foregoing, the
                                           Floating Amount Payer shall be
                                           obligated to pay the Floating Amount
                                           on a Floating Rate Payer Payment Date
                                           only if:

                                                (i) the Floating Rate Payer's
                                                obligations under Trade I with
                                                respect to the applicable
                                                Floating Rate Payer Payment Date
                                                have been satisfied; and

                                                (ii) to the extent that
                                                sufficient Available Funds are
                                                in the Collection Fund to make
                                                the scheduled payment in
                                                accordance with Section
                                                5.03(c)(x) of the Indenture or
                                                sufficient funds are available
                                                in the Reserve Fund to make the
                                                scheduled payment in accordance
                                                with Section 5.04 of the
                                                Indenture.

                                           If the Floating Amount is not paid on
                                           a Floating Rate Payer Payment Date in
                                           full, the unpaid amount, together
                                           with interest thereon at a rate of
                                           USD-LIBOR-BBA accrued on a basis of
                                           Actual/360 shall be paid on the next
                                           succeeding Floating Rate Payer
                                           Payment Date on which funds are
                                           available therefore in accordance
                                           with

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                                           the Indenture. On any day, the rate
                                           shall be the then current
                                           USD-LIBOR-BBA rate determined as set
                                           forth in the Trade I.

3. ADDITIONAL PROVISIONS:

         (a) Business Days. New York

         (b) Calculation Agent. Nelnet, Inc (the "Administrator"), as appointed by the Trust. The Administrator shall act as Calculation Agent pursuant to the terms of the Administration Agreement and in accordance with the terms of the Schedule.

         (c) Governing Law. New York law.

         (d) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer and the Fixed Rate Payer by at least 1:00 p.m. (New York City time) 1 Business Day prior to the Floating Rate Payer Payment Date with respect to Trade I of whether the Floating Rate Payor is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City time) 1 Business Day prior to each such Floating Rate Payer Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

         (e) Termination Payments: In the case of any early termination of this Transaction as a result of an Event of Default where the Trust is the Defaulting Party, any amount payable by the Trust pursuant to Section 6(e) of the Master Agreement shall be capped at an amount equal to the product of (x) 0.10% (10bps) and (y) the sum of the A-1 Cap Notional Amount, A-2 Cap Notional Amount and B Cap Notional Amount as of the Early Termination Date. In the case of any early termination of this Transaction in which an amount is payable by JPMorgan pursuant to Section 6(e) of the Master Agreement, such amount shall be capped at amount not to exceed (a) one half of the B Cap Notional Amount as of the date of such early termination less (b) all payments the Floating Rate Payer has made under Trade I prior to such early termination date net of any payments (other than payments of interest) made by the Floating Amount Payer to the Floating Rate Payer under Trade II.

4. ACCOUNT DETAILS:

Payments to Party A:

         For the Account of:         JPMorgan

                                     JPMorgan Chase Bank
                                     ABA # 021-000-021
                                     Account No. 999-97-341
                                     Attn: Structured Products Trading

         For payment inquiries:      JPMorgan Chase Bank
                                     Structured Products Trading
                                     270 Park Avenue
                                     8th Floor
                                     New York, New York 10017
                                     Attn: Jaynita K. Pala

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                                     Telephone No.: 212-834-7553
                                     Facsimile No.: 212-834-6187

Payments to the Trust:

For the Account of:                  Nelnet Student Loan Trust 2002-1

                                     Zions First National Bank
                                     Salt Lake City, UT
                                     ABA: 124000054
                                     FFC A/C: #80-000219
                                     Ref: Nelnet 2002-1 Trust
                                     Attn: Sandy Stevens
                                     Phone: 720-947-7479

         For payment inquiries:      Wilmington Trust Company
                                     Rodney Square North
                                     1100 North market Street
                                     Wilmington, Delaware 19890
                                     Attention: Corporate Trust Administration
                                     Facsimile No.: (302) 651-3882
                                     Telephone No.: (302) 651-1000
                                     Electronic Messaging System Details: None

5. OFFICES:

         (a) The Office of JPMorgan for this Transaction is 270 Park Avenue, 40th Floor. New York, New York 10017-2070, Attention: Legal Department-Capital Markets. Except as otherwise provided in the Schedule to the Agreement, the foregoing shall be the address for notices or communications to JPMorgan.

         (b) The Office of the Trust for this Transaction is Nelnet Student Loan Trust 2002-1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890; with copies to: Zions First National Bank, 717 17th Street, Suite 301, Denver, Colorado 80202, Attention: Corporate Trust; and Nelnet, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68505, Attention: Terry J. Heimes.

6. ADDITIONAL DEFINITIONS:

         The following terms shall have the meanings set forth below when used in this Confirmation:

         "Calculation Period" means, in respect of a Swap Transaction and a party, each period from, and including, one Period End Date of that party to, but excluding, the next following applicable Period End Date during the Term of the Swap Transaction, except that (a) the initial Calculation Period for the party will commence on, and include, the Effective Date, and (b) the final Calculation Period for the party will end on, but exclude, the Termination Date.

         "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Financed Eligible Loans for such Collection Period (whether or not such interest is actually paid) and (ii) all Interest Benefit Payments and Special Allowance Payments expected to be received by the Trustee for such Collection Period (whether or not actually

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received), net of amounts required to be paid to the Department, with respect to the Financed Eligible Loans, to the extent not included in (i) above, and (iii) investment earnings on all Investment Securities held by the Trustee available for deposit in the Collection Fund for such Distribution Date.

         "Adjusted Student Loan Rate" means, with respect to any Calculation Period, the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in the relevant Calculation Period and (b) the percentage equivalent (not less than zero percent) of a fraction (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Calculation Period less the Servicing Fee with respect to such relevant Collection Period and the Administration Fee and the Derivative Product Fees payable on the relevant Floating Rate Payer Payment Date, and (ii) the denominator of which is the, Pool Balance as of the first day of such Collection Period.

         In addition, the terms "Administration Agreement", "Administration Fee", "Administrator", "Available Funds", "Class A-1 Notes, "Class A-2 Notes", "Class B Notes", "Collection Fund", "Collection Period", "Department", "Derivative Product Fees", "Derivative Product Payments", "Distribution Date", "Eligible Lender Trustee", "Guarantor", "Indenture", "Interest Benefit Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee", "Reserve Fund", "Special Allowance Payments", "Specified Reserve Fund Balance" and "Financed Eligible Loans" shall have the meanings when used in this Confirmation as ascribed to them in (i) the Amended and Restated Trust Agreement, dated as of May 1, 2002, by and among Nelnet Student Loan Funding, LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company (in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into in order to establish Nelnet Student Loan Trust 2002-1; or (ii) the Indenture of Trust, dated as of May 1, 2002 (the "Indenture"), by and between Nelnet Student Loan Trust 2002-1 (the "Issuer"), and Zions First National Bank, (together with its successors, the "Trustee"), as trustee thereunder.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                     Very truly yours,

                                     JTMORGAN CHASE BANK

                                     By: /s/ JAMES DWYER
                                         --------------------------
                                         Name: JAMES DWYER
                                         Title: VICE PRESIDENT

Accepted and confirmed as of
the date first written above.

NELNET STUDENT LOAN TRUST 2002-1

By: Wilmington Trust Company
    not in its individual capacity but solely in
    its capacity as Trustee of the Nelnet Student Loan
    Trust 2002-1

By: /s/ Donald G. Mackelcan
    -------------------------------------
        Name: Donald G. Mackelcan
        Title: Vice President

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